UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. _____)

Filed by Registrant ☑	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

ANWORTH MORTGAGE ASSET CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Amount Previously Paid:

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Important Notice:

Additional Information Regarding the Annual Meeting of Stockholders
to be Held on Wednesday, May 20, 2020 at 10:00 a.m. PDT

The following Notice of Annual Meeting of Stockholders for the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Anworth Mortgage Asset Corporation (the “Company”) amends and restates the original notice included in the Company’s proxy statement, dated March 16, 2020, which was furnished to the Company’s stockholders in connection with the solicitations of proxies by the Company’s Board of Directors for use at the Annual Meeting to be held on Wednesday, May 20, 2020 at 10:00 a.m. PDT.  The purpose of this updated Notice is to announce a change in the venue of the Annual Meeting to a strictly virtual meeting format that will be conducted live over the Internet.  You will not be able to physically attend the Annual Meeting in person.

The change in the venue and format of the Annual Meeting is due to the emerging public health impact of the COVID-19 (coronavirus) pandemic and orders of relevant state and local governments, and is necessary in order to protect and support the health and well-being of Anworth’s stockholders, directors, officers and employees, and the greater community.  To the extent circumstances permit, the Company intends to resume holding its annual meeting of stockholders at a physical location starting with its 2021 annual meeting of stockholders.

This notice is being filed with the U.S. Securities and Exchange Commission and is being made available to stockholders on or about April 16, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

ANWORTH MORTGAGE ASSET CORPORATION
1299 Ocean Avenue, 2nd Floor
Santa Monica, California 90401
(310) 255‑4493

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 20, 2020

TO OUR STOCKHOLDERS:

Due to the emerging public health impact of the COVID-19 (coronavirus) pandemic and orders of relevant state and local governments, and in order to protect and support the health and well-being of our stockholders, directors, officers and employees, and the greater community:

NOTICE IS HEREBY GIVEN that the venue of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Anworth Mortgage Asset Corporation, a Maryland corporation (the “Company”), has been changed to a strictly virtual meeting format that will be conducted live over the Internet.

As previously announced, the date and time for the Annual Meeting remains unchanged, and the Annual Meeting will be held on Wednesday, May 20, 2020 at 10:00 a.m. PDT.  In light of the above considerations, the Annual Meeting will be held in a strictly virtual meeting format.  You will not be able to physically attend the Annual Meeting in person.

As described in the previously distributed proxy materials for the Annual Meeting, stockholders of record at the close of business on March 11, 2020 are entitled to participate in and vote at the Annual Meeting or any adjournment or postponement thereof.

The following purposes of the Annual Meeting remain the same:

1.	To elect six directors of our Company to serve for the ensuing year or until their successors are duly elected and qualified;

2.	To provide an advisory vote to approve the compensation of our Named Executive Officers;

3.	To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

4.	To transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.

Our board of directors recommends that you vote FOR each of the six nominees for election to our board of directors and FOR proposals No. 2 and No. 3.

To ensure your representation at the Annual Meeting, you are urged to vote your shares of common stock by:

•	phone;

•	via the Internet; or

•	if you have requested our proxy materials by mail, by marking, signing, dating, and promptly returning the proxy card in the enclosed postage-paid envelope for that purpose.

Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote in advance of the Annual Meeting by one of the methods described above.  Any stockholder attending the virtual Annual Meeting may vote at the Annual Meeting even if he or she previously submitted a proxy.  If your shares of common stock are held by a bank, broker or other agent, please follow the instructions from your bank, broker or other agent to have your shares voted.

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ADDITIONAL INFORMATION ABOUT THE VIRTUAL ANNUAL MEETING

Registration for the Virtual Annual Meeting

All stockholders will need to register, by following the instructions below, in order to be able to virtually attend the Annual Meeting, submit their questions during the Annual Meeting, and vote their shares electronically at the Annual Meeting.

If you are a registered stockholder:

•
Please register for the Annual Meeting at www.viewproxy.com/anworth/2020/vm by 11:59 p.m. EDT on May 18, 2020.  You will need to enter your name, phone number, email address, and 16-digit control number (included on your proxy card) as part of the registration, following which, you will receive an email confirming your registration, as well as your virtual control number and the password to attend the Annual Meeting.

If you are a street name stockholder (i.e., you hold your shares beneficially through a bank or broker):

•	You must first obtain a legal proxy from your broker, bank or other nominee.

•
Once you have your legal proxy, please register at www.viewproxy.com/anworth/2020/vm by 11:59 p.m. EDT on May 18, 2020.  You will need to enter your name, phone number and email address, and provide a copy of the legal proxy (which may be uploaded to the registration website or sent via email to VirtualMeeting@viewproxy.com, as part of the registration, following which, you will receive an email confirming your registration, as well as your virtual control number and the password to attend the Annual Meeting.

Please note that if you are unable to provide a copy of a legal proxy to vote your shares, you may still be able to attend the Annual Meeting (but you will be unable to vote your shares electronically at the Annual Meeting), so long as you demonstrate proof of stock ownership.  Instructions on how to demonstrate proof of stock ownership are posted at www.viewproxy.com/anworth/2020/vm.

Attendance at and Participation in the Virtual Annual Meeting

On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the password you received in your confirmation email following your registration at www.viewproxy.com/anworth/vm.

You will also need the virtual control number assigned to you in your registration confirmation email.

Voting at the Virtual Annual Meeting

If you wish to vote your shares electronically at the Annual Meeting, click on the link that will be provided during the virtual Annual Meeting while the polls are open, and use the virtual control number assigned to you in your registration confirmation email.

Even if you plan to attend the virtual Annual Meeting, we encourage you to vote in advance by phone, Internet, or mail so that your vote will be counted even if you later decide not to attend the virtual Annual Meeting.

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If you experience any technical difficulties during the Virtual Annual Meeting

The platform we are using for the virtual Annual Meeting will require a software installation or the ability to run a temporary application in order for you to join the virtual Annual Meeting.

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting.  Please be sure to check in by 9:30 a.m. PDT on May 20, 2020, the day of the Annual Meeting, so that we may address any technical difficulties before the virtual Annual Meeting begins.  If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please email VirtualMeeting@viewproxy.com, or call
(866) 612-8937.

FAQs regarding the Virtual Annual Meeting

Further instructions on how to attend the virtual Annual Meeting, including how to vote your shares electronically at the virtual Annual Meeting, are posted on www.viewproxy.com/anworth/2020/vm under Frequently Asked Questions (FAQ).  The virtual Annual Meeting will begin promptly at 10:00 a.m. PDT on May 20, 2020.  We encourage you to access the meeting prior to the start time.  Online check-in will begin at 9:30 a.m. PDT, and you should allow ample time for the check-in procedures.

Replay of the Virtual Annual Meeting

A replay of the virtual Annual Meeting, as well as any questions pertinent to Annual Meeting matters and management’s answers (including any questions that could not be answered during the Annual Meeting due to time constraints), will be made publicly available on our website promptly after the virtual Annual Meeting.

We hope that you attend the virtual Annual Meeting on May 20, 2020.

Sincerely,

Charles J. Siegel
Secretary

Santa Monica, California
April 16, 2020

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 20, 2020: This notice, the proxy statement and our Annual Report on Form 10‑K are available on the Internet, free of charge, at https://materials.proxyvote.com/037347.  On this web site, you will be able to access this notice, the proxy statement, our Annual Report on Form 10‑K for the fiscal year ended December 31, 2019, and any amendments or supplements to the foregoing materials that are required to be furnished to our stockholders.

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